UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 ________________________________________

FORM 8-K
 ________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2016

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comScore, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-33520	54-1955550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11950 Democracy Drive
Suite 600
Reston, Virginia 20190
(Address of principal executive offices, including zip code)
(703) 438-2000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

 ________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
comScore, Inc., a Delaware corporation (“comScore”) and certain of its subsidiaries (collectively, the “Company”), entered into an asset purchase agreement dated November 5, 2015 (the “Agreement”) with Adobe Systems Incorporated, (a Delaware corporation) and certain of its subsidiaries (collectively, “Buyer”). Pursuant to the Agreement, the Company agreed (upon the terms and subject to the conditions set forth in the Agreement) to sell or exclusively license certain assets, rights and properties primarily or exclusively used in or necessary for, or which primarily or exclusively relate to, the Company’s Digital Analytix business (the “Business” or "DAx"), including certain exclusively Business-related agreements with customers and certain intellectual property (the “Purchased Assets”). The Company will continue to employ the personnel needed to operate the Purchased Assets and will provide support to Buyer pursuant to a transition service agreement for a three-year term.

The Agreement contains various representations, warranties, pre-closing and post-closing covenants, closing conditions, termination rights, indemnification obligations and other provisions, including those customary for a transaction of this nature, including, among others, the Company’s covenant not to compete with the Business, which is subject to certain limitations.
On January 21, 2016, the sale of the Business was completed pursuant to the Agreement (the “Disposition”), and in consideration for the Purchased Assets, Buyer paid $45 million cash to the Company, which amount is subject to adjustments for claims for indemnification by Buyer pursuant to the terms of the Agreement.
The foregoing description of the Agreement and the transactions consummated pursuant to the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which was filed as Exhibit 2.1 to comScore’s Current Report on Form 8-K filed with the SEC on November 6, 2015 and is incorporated herein by reference.
The Agreement is incorporated by reference as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other information (including any factual information) about the parties thereto or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties thereto, may be subject to limitations agreed upon by such parties, including being qualified by documents filed with the Securities and Exchange Commission (the “SEC”) or by confidential disclosures made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may have changed after the date of the Agreement, which subsequent information may or may not be fully reflected in comScore’s public disclosures. The Agreement should not be read alone, but should instead be read in conjunction with the other information regarding comScore that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements and other documents that comScore have filed, or will file, with the SEC.
Item 9.01 Financial Statements and Exhibits.
(b) Pro forma financial information
The unaudited pro forma consolidated financial information of the Company for the year ended December 31, 2014 and as of and for the nine months ended September 30, 2015, giving effect to the Disposition, is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
In addition, the unaudited pro forma consolidated financial information of the Company for the year ended December 31, 2014 and as of and for the nine months ended September 30, 2015, giving effect to both the Disposition and the pending acquisition of Rentrak Corporation by the Company (as further described in the Company’s Registration Statement on Form S-4 (File No. 333-207714))(the “Pending Acquisition”), is filed herewith as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description

2.1(1)*
Asset Purchase Agreement, dated as of November 5, 2015, by and among Adobe Systems Incorporated, Adobe Software Trading Company Limited, Adobe Systems Software Ireland Limited, comScore, Inc., comScore B.V., and CSWorldnet International C.V. (Exhibit 2.1)

99.1	comScore, Inc. unaudited pro forma consolidated financial information for the year ended December 31, 2014 and as of and for the year ended September 30, 2015 giving effect to the Disposition.

99.2
comScore, Inc. unaudited pro forma consolidated financial information for the year ended December 31, 2014 and as of and for the year ended September 30, 2015 giving effect to the Disposition and the Pending Acquisition.

*
The registrant has omitted certain immaterial schedules and exhibits to this exhibit pursuant to the provisions of Regulation S-K, Item 601(b)(2). The schedule of exhibits omitted is included with such agreement. The registrant shall supplementally furnish a copy of any of the omitted schedules to the SEC upon request.
(1)    Incorporated by reference to exhibit filed with comScore, Inc.’s Current Report on Form 8-K filed on November 6, 2015 (File No. 001-33520). The number given in parentheses indicates the corresponding exhibit number in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.

By:	/s/ Melvin Wesley
Melvin Wesley III Chief Financial Officer
Date: January 25, 2016

EXHIBIT INDEX

Exhibit No.	Description

2.1(1)*
Asset Purchase Agreement, dated as of November 5, 2015, by and among Adobe Systems Incorporated, Adobe Software Trading Company Limited, Adobe Systems Software Ireland Limited, comScore, Inc., comScore B.V., and CSWorldnet International C.V. (Exhibit 2.1)

99.1	comScore, Inc. unaudited pro forma consolidated financial information for the year ended December 31, 2014 and as of and for the year ended September 30, 2015 giving effect to the Disposition.

99.2
comScore, Inc. unaudited pro forma consolidated financial information for the year ended December 31, 2014 and as of and for the year ended September 30, 2015 giving effect to the Disposition and the Pending Acquisition.

*
The registrant has omitted certain immaterial schedules and exhibits to this exhibit pursuant to the provisions of Regulation S-K, Item 601(b)(2). The schedule of exhibits omitted is included with such agreement. The registrant shall supplementally furnish a copy of any of the omitted schedules to the SEC upon request.
(1)    Incorporated by reference to exhibit filed with comScore, Inc.’s Current Report on Form 8-K filed on November 6, 2015 (File No. 001-33520). The number given in parentheses indicates the corresponding exhibit number in such filing.